SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  March 9, 1998
                            (Earliest Event Reported)

                           Total System Services, Inc.
                          (Exact Name of Registrant as
                            Specified in its Charter)

Georgia                            1-10254                           58-1493818
(State of                        (Commission File               (IRS Employer
 Incorporation)                   Number)                        Identification
                                                                 Number)

                   1200 Sixth Avenue, Columbus, Georgia 31901
                    (Address of principal executive offices)

                                 (706) 649-2267
                         (Registrant's Telephone Number)

          (Former name or former address, if changed since last report)





Item 5.           Other Events.

     On March 9, 1998, Total System Services, Inc. ("Registrant") announced that it is engaged in negotiations with Sears, Roebuck and Co. to support Sears' private-label credit card accounts.

     A copy of Registrant's press release regarding the announcement referenced above is attached hereto as Exhibit 99.1, and by this reference made a part hereof.

Item 7.           Financial Statements, Pro Forma Financial
                  Information and Exhibits.

         (a)      Financial Statements - None.

         (b)      Pro Forma Financial Information - None.

         (c)      Exhibits

                  99.1 - Registrant's press release, March 9, 1998

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                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           TOTAL SYSTEM SERVICES, INC.
                                           ("Registrant")

Dated: March 9, 1998                        By:/s/ Kathleen Moates
       -------------------------               -------------------
                                                   Kathleen Moates
                                                   Deputy General Counsel

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                                  Exhibit Index

Exhibit Number                      Description

99.1                                Registrant's
                                    press release
                                    dated March 9, 1998


















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